Exhibit 10.1

FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

AND COMMITMENT INCREASE

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE dated as of August 2, 2018 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZB, N.A. dba AMEGY BANK, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of October 10, 2017 (the “Existing Credit Agreement”; and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, (a) the Borrower has requested that the Commitments be increased from $140,000,000 to $180,000,000 pursuant to Section 2.08(e) of the Existing Credit Agreement, (b) each Increasing Lender named in Article IV hereof is willing on the terms and subject to the conditions hereinafter set forth, to increase their respective Commitment, and (c) the Assuming Lender named in Article IV hereof is willing on the terms and subject to the conditions hereinafter set forth, to provide an additional Commitment and to become a lender under the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1               Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Article VI.

Section 1.2               Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

(a)       Section 1.01 is amended to add the following new defined terms in their appropriate alphabetical order:

“Compliance Certificate” means the certificate of a Financial Officer of the Borrower furnished to the Administrative Agent as required by Section 5.1(c).

“First Amendment Effective Date” means August 2, 2018.

(b)       The definition of Applicable Margin is amended and restated in its entirety as follows:

“Applicable Margin” shall mean, as of any date, with respect to interest on all Loans outstanding on any date, as the case may be, a percentage per annum determined by reference to the applicable Level in effect on such date as set forth in the table below for such Loans (based on the Asset Coverage Ratio in effect from time to time and as determined as of the last day of each March, June, September, and December); provided that a change in the Applicable Margin resulting from a change in the Asset Coverage Ratio shall be effective on the second Business Day after which the Borrower delivers each of the financial statements required by Section 5.01(a) and (b) and the Compliance Certificate; provided, further that if at any time the Borrower shall have failed to deliver such financial statements and the Compliance Certificate when so required, the Applicable Margin shall be at Level I as set forth in the table below until the second Business Day after which such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the First Amendment Effective Date until the second Business Day after which the financial statements and Compliance Certificate for the fiscal quarter ending June 30, 2018 are required to be delivered shall be at Level II as set forth in the table below.

Level	Asset Coverage Ratio	Eurocurrency Loans	ABR Loans
I	< 1.90 : 1.00	2.75%	1.75%
II	> 1.90 : 1.00	2.50%	1.50%

In the event that any financial statement or Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin based upon the pricing grid set forth in the table above (the “Accurate Applicable Margin”) for any period for which such financial statement or Compliance Certificate determined the Applicable Margin, then (a) the Borrower shall immediately deliver to the Administrative Agent a correct financial statement or Compliance Certificate, as the case may be, for such period, (b) the Applicable Margin shall be adjusted such that after giving effect to the corrected financial statements or Compliance Certificate, as the case may be, the Applicable Margin shall be reset to the Accurate Applicable Margin based upon the pricing grid set forth in the table above for such period, and (c) the Borrower shall immediately pay to the Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Margin for such period.

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(c)       Section 2.01(b) is amended and restated in its entirety as follows:

“(b)       Multicurrency Loans. Subject to the terms and conditions set forth herein, each Multicurrency Lender severally agrees to make Loans in Agreed Foreign Currencies to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) the aggregate Revolving Multicurrency Credit Exposure exceeding the Multicurrency Sublimit, (ii) such Multicurrency Lender exceeding its Applicable Multicurrency Percentage, (iii) the Revolving Credit Exposure of such Lender exceeding its Commitment, (iv) the aggregate Revolving Credit Exposure of all of the Dollar Lenders exceeding the aggregate Commitments, or (v) the total Covered Debt Amount exceeding the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Multicurrency Loans.”

(d)       Section 2.05(c)(ii) is amended to delete the reference to “Revolving Dollar Credit Exposures” where it appears and to replace it with “Revolving Credit Exposures”.

(e)       Section 2.05(d) is amended to add a new sentence at the end of such Section as follows, “If as of the Termination Date, there are any Letters of Credit outstanding, the Borrower shall Cash Collateralize the then outstanding Letters of Credit.”

(f)       Section 6.07(b) is amended and restated as follows: “(b) Asset Coverage Ratio. The Borrower will not permit the Asset Coverage Ratio to be less than 1.75 : 1.00.”

(g)      Section 8.08 is amended and restated in its entirety as follows:

“Section 8.08 Modifications to Loan Documents. Except as otherwise provided in Section 9.02(b) or (c) of this Agreement or the Security Documents with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the Collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of the Collateral, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.”

(h)       Section 9.02(b)(v) is amended and restated in its entirety as follows:

“(v) change any of the provisions of this Section or the definition of the term “Required Lenders” or any other provisions in the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights in the Loan Documents or make any determination or grant any consent hereunder, without the written consent of each Lender affected thereby;”

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ARTICLE III

COMMITMENT INCREASE REQUEST

On or before July 11, 2018, the Borrower irrevocably requested that the Commitments be increased from $140,000,000 to $180,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.08(e) of the Credit Agreement.

ARTICLE IV

AGREEMENT TO INCREASE COMMITMENTS

Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Commitments are increased on the First Amendment Effective Date as follows:

Section 4.1            Increasing Lenders. Frost Bank hereby agrees to increase its Dollar Commitment from $25,000,000 to $30,000,000. CommunityBank of Texas, N.A. hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. Hancock Whitney Bank hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. Texas Capital Bank, National Association hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. Woodforest National Bank hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. The foregoing Lenders in this Section 4.1 are referred to herein collectively, as “Increasing Lenders.”

Section 4.2            Assuming Lender. City National Bank (the “Assuming Lender”) hereby agrees to commit to provide a Dollar Commitment in the amount of $15,000,000. The Assuming Lender confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Administrative Agent and Issuing Bank consent to the Assuming Lender joining the Credit Agreement as a Lender. From and after the First Amendment Effective Date, the Assuming Lender shall be deemed to be a party to the Credit Agreement, and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

Section 4.3             Commitment Increase. On the First Amendment Effective Date, adjustments of Borrowings will be made in accordance with Section 2.08(e)(iv) that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule 1.01(b) attached hereto.

Section 4.4            Amendments. The last sentence of the definition of “Commitment” is deleted in its entirety and replaced with the following sentence: “The aggregate amount of all Dollar Lenders’ Commitments as of the First Amendment Effective Date is $180,000,000.” Schedule 1.01(b) (Commitments) is amended and restated in its entirety in the form of Schedule 1.01(b) to this Amendment.

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ARTICLE V

BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

Section 5.1               No Default. No Default or Event of Default has occurred and is continuing.

Section 5.2               Representations and Warranties. The representations and warranties contained in the Credit Agreement are be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

ARTICLE VI
CONDITIONS TO EFFECTIVENESS

Section 6.1               Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received (a) counterparts of this Amendment duly executed and delivered on behalf of the Borrower and each of the Lenders party hereto, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor, and (b) payment by the Borrower of all fees payable pursuant to the First Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE VII
MISCELLANEOUS

Section 7.1               Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 7.2               Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

Section 7.3               Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

Section 7.4               Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.5               Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

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Section 7.6               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.7              Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended and shall not be deemed to be an amendment to, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

[Signatures on Following Pages.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION By: /s/ W. Todd Huskinson W. Todd Huskinson Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

 Signature Page to First Amendment – Stellus

LENDERS:	ZB, N.A. DBA AMEGY BANK as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender By: /s/ Ryan Kim Name: Ryan Kim Title: Assistant Vice President

 Signature Page to First Amendment – Stellus

CADENCE BANK, N.A., as a Lender

By:       /s/ Andrew Arizpe
Name:  Andrew Arizpe
Title:    Vice President

 Signature Page to First Amendment – Stellus

FROST BANK, as a Lender

By:       /s/ Jake Fitzpatrick
Name:  Jake Fitzpatrick
Title:    Vice President

 Signature Page to First Amendment – Stellus

STIFEL BANK AND TRUST, as a Lender

By:       /s/ Joseph L. Sooter
Name:  Joseph L. Sooter
Title:    Senior Vice President

 Signature Page to First Amendment – Stellus

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:       /s/ Eva Pawelek
Name:  Eva Pawelek
Title:    Senior Vice President

 Signature Page to First Amendment – Stellus

COMMUNITYBANK OF TEXAS, N.A., as a Lender

By:       /s/ Stephen L. Jukes
Name:  Stephen L. Jukes
Title:    Executive Vice President

 Signature Page to First Amendment – Stellus

WOODFOREST NATIONAL BANK, as a Lender

By:       /s/ Sushim R. Shah
Name:  Sushim R. Shah
Title:    Senior Vice President

 Signature Page to First Amendment – Stellus

HANCOCK WHITNEY BANK, as a Lender

By:       /s/ Eric Luttrell
Name:  Eric Luttrell
Title:    Senior Vice President

 Signature Page to First Amendment – Stellus

CITY NATIONAL BANK, a national banking association, as a Lender

By:       /s/ Anubha Arora
Name:  Anubha Arora
Title:    Vice President

 Signature Page to First Amendment – Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT TO

FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE

As an inducement to Administrative Agent and Lenders to execute, and in consideration of Administrative Agent’s and Lenders’ execution of, the First Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of August 2, 2018 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and ZB, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

SUBSIDIARY GUARANTORS:
SCIC – ERC BLOCKER 1, INC., a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory	SCIC – HUF BLOCKER 1, INC., a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory
SCIC – SKP BLOCKER 1, INC., a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory	SCIC – HOLLANDER BLOCKER 1, INC., a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory
SCIC – APE BLOCKER 1, INC., a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory	SCIC – CC BLOCKER 1, INC. a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC. a Delaware corporation By:/s/ W. Todd Huskinson Name: W. Todd Huskinson Title: Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement to First Amendment – Stellus

SCHEDULE 1.01(b)

Commitments

Lender	Total Commitment	Applicable Percentage
ZB, N.A. dba Amegy Bank	$30,000,000	16.66666667%
Cadence Bank, N.A.	$30,000,000	16.66666667%
Frost Bank	$30,000,000	16.66666667%
Stifel Bank and Trust	$15,000,000	8.33333333%
Texas Capital Bank, National Association	$15,000,000	8.33333333%
CommunityBank of Texas, N.A.	$15,000,000	8.33333333%
Woodforest National Bank	$15,000,000	8.33333333%
Hancock Whitney Bank	$15,000,000	8.33333333%
City National Bank	$15,000,000	8.33333333%
	USD$180,000,000.00	100.00%

Schedule 1.01(b) to First Amendment – Stellus.